Exhibit 32.1

CERTIFICATION

I, Robert Kaminski, Chief Executive Officer, of LEINER HEALTH PRODUCTS Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)       The Quarterly Report on Form 10-Q of the Company for the quarter ended September 25, 2004, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2004

/s/ Robert Kaminski
Name: Robert Kaminski
Title: Chief Executive Officer